SCHEDULE 14A INFORMATION

Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:
[    ]     Preliminary Proxy Statement
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[X]     Definitive Proxy Statement
[    ]    Definitive Additional Materials
[    ]    Soliciting Material Pursuant to §240.14a -12

AZCO MINING, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Azco Mining, Inc.
1128 Pennsylvania NE, Suite 200,
Albuquerque, New Mexico 87110

June 18, 2007

Dear Stockholder:

     You are cordially invited to the Annual Meeting of Stockholders of Azco Mining, Inc., to be held at the Albuquerque Marriott Hotel, 2101 Louisiana Blvd., Albuquerque, New Mexico 87110, on July 24, 2007, at 10:00 a.m., Mountain Time.

     At the Annual Meeting, you will be asked to consider and vote upon proposals (1) to elect three directors to serve until the next Annual Meeting of Stockholders, and until their respective successors are elected and qualified; (2) to amend our Certificate of Incorporation, as amended, to change the corporation’s name to “Santa Fe Gold Corporation;” (3) to approve an amendment of our Certificate of Incorporation, as amended, to increase the authorized Common Stock from 100,000,000 to 200,000,000 shares; (4) to approve our 2007 Equity Incentive Plan; and (5) to ratify the appointment of Stark Winter Schenkein & Co., LLP as our independent auditors for the fiscal year ending June 30, 2007.

     Whether or not you are able to attend the Annual Meeting, I urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage paid envelope provided, as a quorum of the stockholders must be present, either in person or by proxy, in order for the Annual Meeting to take place.

     I would appreciate your immediate attention to the mailing of this proxy.

Yours truly,

/s/ W. Pierce Carson
W. Pierce Carson
President and Chief Executive Officer

Azco Mining, Inc.
1128 Pennsylvania NE, Suite 200,
Albuquerque, New Mexico 87110

Notice of Annual Meeting of Stockholders to be Held on July 24, 2007

     You are cordially invited to attend the Annual Meeting of Stockholders of Azco Mining, Inc., which will be held at the Albuquerque Marriott Hotel, 2101 Louisiana Blvd., Albuquerque, New Mexico 87110, on July 24, 2007, at 10:00 a.m., Mountain Time, for the following purposes:

1.	To elect three directors to serve until the next Annual Meeting of Stockholders, and until their respective successors are elected and qualified;

2.	To amend the Certificate of Incorporation, as amended (our “Certificate of Incorporation”) to change the corporation’s name to “Santa Fe Gold Corporation;”

3.	To approve an amendment of our Certificate of Incorporation to increase the authorized Common Stock from 100,000,000 to 200,000,000 shares;

4.	To approve our 2007 Equity Incentive Plan;

5.	To ratify the appointment of Stark, Winter, Schenkein & Co., LLP as our independent auditors for the fiscal year ending June 30, 2007; and

6.	To transact such other business as may properly come before the meeting.

     The close of business on May 29, 2007, has been set as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments.

     It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you choose to attend the Annual Meeting, you may still vote your shares in person even though you have previously returned your proxy by mail. If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions. The proxy is revocable at any time prior to its use.

W. Pierce Carson
Secretary

June 18, 2007

YOU ARE URGED TO MARK, DATE AND SIGN THE ENCLOSED
PROXY AND RETURN IT PROMPTLY. THE PROXY IS
REVOCABLE AT ANY TIME PRIOR TO ITS USE.

AZCO MINING, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

June 18, 2007

     The accompanying proxy is solicited by the board of directors of Azco Mining, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held at the Albuquerque Marriott Hotel, 2101 Louisiana Blvd., Albuquerque, New Mexico 87110, on July 24, 2007, at 10:00 a.m., Mountain Time, and at any and all adjournments and postponements thereof (the “Annual Meeting”). The proxy may be revoked at any time before it is voted. If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the board of directors’ recommendations.

     This proxy statement and accompanying proxy are first being sent to stockholders on or about June 18, 2007.

Shares Outstanding and Voting Rights

     Our board of directors has fixed the close of business on May 29, 2007, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Our only outstanding voting stock is our common stock, $0.002 par value per share, of which 70,499,131 shares were outstanding as of the close of business on the record date. Each outstanding share of common stock is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

     At the Annual Meeting, stockholders will vote on proposals to (1) elect three directors to serve until the next Annual Meeting of Stockholders, and until their respective successors are elected and qualified (Proposal 1); (2) to amend the Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), to change the Company’s name to “Santa Fe Gold Corporation; (Proposal 2); (3) to approve an amendment of our Certificate of Incorporation to increase the authorized common stock from 100,000,000 to 200,000,000 shares (Proposal 3); (4) to approve our 2007 Equity Incentive Plan (Proposal 4); and, (5) to ratify the appointment of Stark Winter Schenkein & Co., LLP as our independent auditors for the fiscal year ending June 30, 2007 (Proposal 5).

     Stockholders representing one-third in voting power of the shares of stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the Annual Meeting. With respect to the election of directors, our stockholders may vote in favor of the nominees, may withhold their vote for all of the nominees, or may withhold their vote as to specific nominees. Under the Delaware General Corporation Law (“DGCL”) and our Certificate of Incorporation, the affirmative vote of the holders of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve Proposals 1, 4 and 5. The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve Proposals 2 and 3.

     Abstentions may be specified on all proposals and will be counted as present for the purposes of the proposal for which the abstention is noted. A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee. For purposes of determining whether any of the other proposals has received the requisite vote, where a stockholder abstains from voting, it will have the same effect as a vote against the proposal.

     The independent tabulator appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. For the purposes of determining whether a proposal has received the requisite vote of the holders of the common stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called “broker non-votes”), those shares of common stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of the proposals. Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if:

  the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or

  the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

     Under these rules, absent authority or directions described above, brokers will not be able to vote on Proposals 2, 3, 4, 5 and 6.

Costs of Solicitation

     We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by our regular employees, without additional compensation, in person, or by mail, courier, telephone or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Annual Report

     Our 2006 Annual Report on Form 10-KSB, including consolidated financial statements as of and for the year ended June 30, 2006, is being distributed to all stockholders entitled to vote at the Annual Meeting together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission (the “SEC”). Additional copies of the Annual Report are available at no charge upon request. To obtain additional copies of the Annual Report, please contact us at 1128 Pennsylvania NE, Suite 200, Albuquerque, New Mexico 87110, Attention: Secretary, or at telephone number 505-255-4852. The Annual Report does not form any part of the materials for the solicitation of proxies.

Common Questions and Answers

Q: WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A: You are receiving this proxy statement and proxy card from us because you own shares of common stock of the Company. This proxy statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint W. Pierce Carson, Chief Executive Officer, and Lawrence G. Olson, Chairman of the Board, as your representatives at the Annual Meeting of stockholders. W. Pierce Carson and Lawrence G. Olson will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change. If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified in this proxy statement, W. Pierce Carson and Lawrence G. Olson will vote your shares on such issue in accordance with their best judgment.

Q: DOES THE BOARD RECOMMEND VOTING IN FAVOR OF THE PROPOSALS?

A: Yes, the board recommends that the stockholders vote "FOR" Proposals 1, 2, 3, 4, and 5.

Q: WHAT IS THE PROCEDURE FOR VOTING?

A: You may vote either by mail or in person at the Annual Meeting. To vote by mail, please complete, date, sign, and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted on each Proposal, your shares will be voted as you instruct. If you sign and return your proxy card but do not mark the card to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the Proposals.

     If you want to vote in person, please come to the Annual Meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the meeting.

Q. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A STOCKHOLDER WHO HOLDS SHARES IN STREET NAME?

A. Many stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

     Stockholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

     Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtained a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

Q. WHAT IF I DON'T SPECIFY A CHOICE FOR A MATTER WHEN RETURNING MY PROXY?

A. You should specify your choice for each matter on the enclosed proxy. If you sign and return your proxy but do not give specific instructions, your proxy will be voted FOR the election of all director nominees; FOR amending the Restated Certificate of Incorporation to change the corporation’s name to “Santa Fe Gold & Minerals, Inc.”; FOR amending our Certificate of Incorporation to increase the authorized common stock from 100,000,000 to 200,000,000 shares; FOR the approval of our 2007 Equity Incentive Plan; and FOR the proposal to ratify the appointment of Stark Winter Schenkein & Co., LLP as our independent auditors for the fiscal year ending June 30, 2007.

Q. CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

A. If you are a stockholder of record, you may revoke a previously submitted proxy at any time before the polls close at the Annual Meeting by:

  submitting another proxy card with a later date;

  giving written notice to our Corporate Secretary that you are revoking your proxy; or

  attending the Annual Meeting and voting in person.

     Attending the Annual Meeting will not by itself have the effect of revoking a previously submitted proxy.

     If you are a street name holder, you must follow the instructions on revoking your proxy, if any, provided by your bank or broker.

Q. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A. It means that you have multiple accounts with brokers and/or our transfer agent, Colonial Stock Transfer Co. Please vote all of these shares. We recommend that you contact your broker and/or Colonial Stock Transfer Co. to consolidate as many accounts as possible under the same name and address. Please submit your request by mail to Colonial Stock Transfer Co., 66 Exchange Place, Salt Lake City, Utah 84111, or by telephone at (801) 355-5740.

Q. WHAT IS "HOUSEHOLDING"?

A. We may send a single set of proxy materials and other stockholder communications to any household at which two or more stockholders reside. This process is called "householding." This reduces duplicate mailings and saves printing and postage costs as well as natural resources. Proxy materials and other stockholder communications to you may be householded based on your prior express or implied consent. If you wish to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address in the future, please contact us by mail in care of Colonial Stock Transfer Co., 66 Exchange Place, Salt Lake City, Utah 84111, or by telephone at (801) 355-5740, and we will promptly deliver to you the requested material. If you are receiving multiple copies and would like to receive a single copy, or if you would like to opt out of this householding practice for future mailings, please submit your request by mail to our transfer agent, Colonial Stock Transfer Co., Stockholder Relations, 66 Exchange Place, Salt Lake City, Utah 84111, or by telephone at (801) 355-5740.

PROPOSAL 1
ELECTION OF DIRECTORS

     Our board of directors currently consists of three directors. Our amended bylaws provides that all directors are to be elected annually. At the Annual Meeting, the stockholders will elect three directors to serve until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified. Stockholders are not entitled to cumulate votes in the election of directors and may not vote for a greater number of persons than the number of nominees named.

     We are soliciting proxies in favor of the election of each of the nominees identified below. We intend that all properly executed proxies will be voted for these three nominees unless otherwise specified. All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. The proxies may not vote for a greater number of persons than the number of nominees named. As of the date of this proxy statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Information About the Nominees

     The names of the nominees, their ages as of May 29, 2007, and other information about them are set forth below:

Name	Age	Position	Date Elected or Appointed

Lawrence G. Olson	69	Chairman of the Board Former President and Chief Executive Officer	1999 / served as President and Chief Executive Officer from October 2000 to October 7, 2003
W. Pierce Carson	63	President, Chief Executive Officer and Director	October 7, 2003
John E. (Jack) Frost	83	Director	May 7, 2007

     Each of our directors is serving a term which expires at the next annual meeting of stockholders and until his or her successor is elected and qualified or until he or she resigns or is removed. Our officers serve at the will of our board of directors.

     Our directors and officers have held their principal occupations as set out above during at least the last five years, except as described below:

     Lawrence G. Olson, age 69, Chairman, became a director of the Company in March 1999 in connection with the acquisition of Arizona Mica, Inc. He has held the position of Chairman since October 2000, and also formerly held the positions of President and Chief Executive Officer from October 2000 until October 2003. Mr.

Olson has owned and operated his own business, Olson Precast of Arizona Inc., since 1973. Mr. Olson received a B.S. Degree in Civil Engineering from the University of Southern California.

     W. Pierce Carson, age 63, was named President and Chief Executive Officer and a director of the Company in October 2003, following a consulting assignment with us. Dr. Carson has 35 years of international mining experience and has managed the discovery, financing, development and operation of precious metals, base metals and industrial mineral properties in the United States, Australia and other countries. From 1981 to 2000, he worked for Nord Pacific Limited and Nord Resources Corporation in senior management capacities, including president and chief executive officer. Prior to 1981, he managed exploration programs for Exxon Minerals Company and Kennecott Copper Company. Dr. Carson holds a Bachelors Degree in Geology from Princeton University, and M.S. and Ph.D. Degrees in Economic Geology from Stanford University.

     John E. (Jack) Frost, age 83, joined our board of directors in May 2007. Dr. Frost has over 50 years of international mining experience in a wide range of metallic and non-metallic minerals and has been closely involved in the discovery, evaluation, development and/or acquisition of more than 40 mineral deposits. Since 1986, Dr. Frost has served as principal of Frost Minerals International, Inc., a provider of management and consulting services to the mining industry. From 1967 until 1986, he worked for Exxon Minerals Company and its affiliates (collectively, “Exxon Minerals”) in a number of senior management capacities, including president of Exxon Minerals International. His responsibilities at Exxon Minerals included establishing and managing Exxon Minerals’ domestic and international minerals exploration programs. Prior to 1967, he managed exploration and mining activities for Duval Corporation and Philippine Iron Mines. Dr. Frost holds a B.S. Degree in Mining Engineering, an M.S. Degree in Geology and a Ph.D. in Geology, all from Stanford University.

Vote Required

     Directors will be elected by a majority of the votes of the holders of shares present in person or by proxy at the Annual Meeting.

Recommendation of the Board of Directors

     The board of directors recommends that stockholders vote FOR each of the nominees for director. If not otherwise specified, proxies will be voted FOR each of the nominees for director.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
TO CHANGE OUR NAME

     We are asking you to approve an amendment to our Certificate of Incorporation, as amended, to change the Company's name from "Azco Mining, Inc." to "Santa Fe Gold Corporation." Our board of directors has approved the amendment, subject to the approval of our stockholders at the Annual Meeting. If the amendment is approved by our stockholders, the first paragraph of Article First will be amended to read as follows:

     “FIRST: The name of the corporation is Santa Fe Gold Corporation.”

     The board approved the name change to reflect the new strategic direction for the Company with a particular focus on gold and minerals. Also, in late April 2007, the Company relocated its corporate offices, and, in this regard, the Company will be incurring expenses in connection with the change of address. To mitigate expenses, the Company desires to make both the name and address change during the same time frame.

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve Proposal 2.

Recommendation of the Board of Directors

     The board of directors deems the approval of the amendment to our Certificate of Incorporation to be in the best interests of the Company and its stockholders and recommends a vote FOR approval of the proposed amendment.

PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     We are asking you to approve an amendment to our Certificate of Incorporation, as amended, to increase the number of shares of common stock that we are authorized to issue from 100,000,000 to 200,000,000. On February 23, 2007, we agreed with institutional investors to amend the terms of the private placement of senior secured convertible notes, additional investment rights and warrants issued March 21, 2006, and September 6, 2006. Under terms of the amendment, the investors agreed to forgo all liquidated damages and penalties related to the previous deadlines. We agreed, among other things, to seek stockholder approval for an increase in the Company’s authorized capital, from the current authorized limit of 100 million shares, to 200 million shares.

     Our board of directors has approved the amendment, subject to the approval of our stockholders at the Annual Meeting.

     As of May 29, 2007, the record date for the Annual Meeting, 70,499,131 shares of common stock were issued and outstanding. An additional 2,100,000 shares were reserved for issuance upon the exercise of stock options granted or authorized under our 1989 Stock Option Plan, 7,500,00 were reserved for issuance upon the exercise of non-plan stock options, 4,096,801 were reserved for issuance upon conversion of senior secured convertible notes issued to five institutional investors, including 1,890,831 issuable under additional investment rights, and 4,661,248 were reserved for issuance upon the exercise of warrants issued to five institutional investors, including 945,416 issuable under additional investment rights. Accordingly, under our authorized limit of 100 million shares, we expect to have only approximately eleven million shares of common stock available for future issuance.

     We believe that an increase in the authorized shares of our common stock will give us greater flexibility in the future by allowing us to:

  declare stock dividends or stock splits;
  acquire businesses or assets using our common stock as consideration;
  raise additional capital through common stock offerings;
  provide equity incentives to attract or retain employees, officers or directors; or
  issue our common stock for other corporate purposes.

     Without an increase in the number of authorized shares, the number of remaining common shares available for issuance may be insufficient to complete one or more of these transactions when and if our board deems advisable and in the best interests of our stockholders. We believe that having the additional authorized shares available for issuance upon approval of the board will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise. Due to market, industry and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.

     We currently have no specific plans, arrangements or understandings to issue additional shares of our common stock, except for issuances under the stockholder-approved Stock Incentive Plan or other equity incentive arrangements. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable.

     The issuance of shares of our common stock, including the additional shares that would be authorized if the proposed amendment is approved, may dilute the current equity ownership position of current holders of our common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. Although our board of directors is motivated by business and financial considerations in proposing this amendment, stockholders should be aware that the amendment could be viewed as an anti-takeover provision. The amendment might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of our common stock in order to complete a merger, sale of all or any part of our assets, or similar transaction, because the issuance of new shares could be used to dilute the stock ownership of that third party.

     All shares of our common stock, including those now authorized and those that would be authorized by the proposed amendment, are equal in rank and have the same voting, dividend and liquidation rights. Holders of our common stock do not have preemptive rights.

      If the proposal is approved, the first sentence of Article Fourth of our Certificate of Incorporation, as amended, will be amended to read in its entirety as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Million (200,000,000) shares consisting of Common Stock, $0.002 par value per share (“Common Stock”).

Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is necessary to approve the proposed amendment to our Certificate of Incorporation. Accordingly, abstentions and broker non-votes with respect to the proposal to approve the amendment will have the same effect as a vote against the proposal. If not otherwise specified, proxies will be voted for approval of the proposed amendment.

Recommendation of the Board of Directors

     The board of directors deems the approval of the amendment to our Certificate of Incorporation to be in the best interests of the Company and its stockholders and recommends a vote FOR approval of the proposed amendment.

PROPOSAL 4
APPROVAL OF
2007 EQUITY INCENTIVE PLAN

     Effective April 25, 2007, the board adopted the Azco Mining, Inc. 2007 Equity Incentive Plan, or the "2007 EIP." You are being asked to approve the 2007 EIP at the Annual Meeting. If approved by our stockholders, the 2007 EIP will become effective on July 25, 2007, and will terminate on July 24, 2017.

     The board is also seeking the stockholders' authorization of 8,000,000 shares of common stock to be issued under the 2007 EIP pursuant to grants of non-qualified stock options, incentive stock options, restricted stock awards and other stock awards.

     The purpose of the 2007 EIP is to provide the employees, non-employee directors, and consultants who are selected for participation in the 2007 EIP with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of our operations by relating increases in compensation to increases in stockholder value, so that the income of the participants in the 2007 EIP is more closely aligned with the financial interests of our stockholders. The 2007 EIP is also intended to provide a financial incentive that will enable us to attract, retain and motivate the most qualified directors, employees, and consultants.

     As of May 29, 2007, one executive officer, two non-employee board members and approximately five other employees and consultants were eligible to receive grants under the 2007 EIP. On May 29, 2007, the closing sale price of the Company’s common stock reported on the NASDAQ Over-the-Counter Bulletin Board (“OTCBB”), was $0.73.

     The following summarizes the 2007 EIP and is qualified in its entirety by the full text of the 2007 EIP, which is included as Appendix A to this proxy statement and incorporated herein by this reference. The 2007 EIP, if approved by our stockholders, will replace our 1989 Stock Option Plan, which terminated on April 30, 2007. Although, due to its termination on April 30, 2007, we cannot make any further grants under the 1989 Stock Option

Plan, options granted and outstanding under the 1989 Stock Option Plan will remain outstanding until they are exercised or expire by their terms.

     Administration of the 2007 EIP. The Compensation Committee of the board administers the 2007 EIP with respect to grants to employees, consultants, and non-employee directors. The Committee has sole discretion to establish rules and procedures for the administration of the 2007 EIP, select the participants from among the eligible employees, non-employee directors, and consultants, determine the types of awards to be granted and the number of shares of common stock subject to each award, and set the terms and conditions of the awards. However, with respect to grants to officers and directors, the Compensation Committee is constituted in a manner that satisfies applicable laws and regulations, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and Code section 162(m). The 2007 EIP also provides that the full board of directors can perform any function of the Compensation Committee, subject to the requirements of the NASDAQ rules and Code section 162(m).

     The 2007 EIP provides that the Compensation Committee may delegate authority to grant stock options and other awards to specified officers, subject to the restrictions and conditions that the Compensation Committee, in its sole discretion, determines, and subject to the requirement that, among other things, the grant or award satisfies the requirements of Rule 16b-3 and Code section 162(m). At this time, the Compensation Committee has not made a delegation.

     Shares Subject to the Option Plan. There are 8,000,000 shares of common stock reserved for the grant of awards under the 2007 EIP. The maximum number of shares of common stock available for grants of incentive stock options is 8,000,000. The maximum number of shares subject to one or more options that may be granted during any calendar year to any one participant is 1,000,000.

     Adjustment of Shares. The number of shares available under and subject to the 2007 EIP, the number of shares subject to each award outstanding under the 2007 EIP, the maximum number of shares that may be subject to incentive stock options, the maximum number of shares that may be subject to options granted to an individual in a calendar year, and the number of shares subject to a delegation of authority by the Compensation Committee, are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in our common stock. Any shares of our common stock related to awards that terminate by expiration, forfeiture, cancellation or otherwise and any shares withheld for the payment of taxes will be available again for grant under the 2007 EIP.

     Stock Options. The Committee may grant either non-qualified stock options or incentive stock options; provided however that incentive stock options may be granted only to employees. The Compensation Committee determines the exercise price for each option, but no option may be granted at an exercise price that is less than the fair market value of the common stock on the date of grant. However, the exercise price of an incentive stock option that is granted to an employee who owns more than 10% of the combined voting power of the common stock must be at least 110% of the fair market value of the common stock on the date of grant of the incentive stock option.

     Exercise of Options. An option holder may exercise an option by written notice and payment of the exercise price in cash, or by wire transfer or check order payable to our order, by delivering unrestricted shares of common stock having a fair market value on the date of payment equal to the amount of the exercise price (but only to the extent the delivery of shares would not result in an accounting compensation charge), or a combination of the foregoing. In addition, an option may be exercised by giving notice to us to withhold from the purchased shares a number of shares having a fair market value equal to the exercise price. Option holders may elect to satisfy the minimum required income tax withholding obligation through the withholding of a portion of the common stock to be received upon exercise of the option.

     Exercisability of Options. The Compensation Committee determines the period and the conditions of exercisability, the minimum periods during which participants must be employed by, render services as a consultant to, or serve on the board of, the Company, or must hold options before they may be exercised, the minimum periods during which shares acquired upon exercise must be held before sale, conditions under which the options or shares may be subject to forfeiture, the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time. The fair market value (determined at the time the incentive option is granted) of shares subject to an incentive option that become exercisable in a calendar year cannot exceed $100,000.

     Option Term. Options must expire no later than 10 years from the date of grant. However, an incentive stock option granted to an employee who owns more than 10% of the combined voting power of the common stock must expire no later than 5 years from the date of grant. If an option holder terminates service after becoming disabled during the term of the option while performing services for the Company or while serving on the board, the option holder or the option holder's representative may exercise the option, to the extent that it was vested on the date of termination of service on account of disability, within one year after the option holder's termination of service on account of disability, so long as it is within the term of the option. If the option holder dies while performing services for the Company or while serving on the board, during the one-year period following termination of service on account of disability, or during the 3-month period following other terminations of service, the option holder's representative may exercise the option, to the extent that it was vested on the date of the option holder's death, within one year after the date of the option holder's death, so long as it is within the term of the option. If the option holder's services to the Company or service as a member of the board terminates for any reason other than death or disability, the option holder may exercise the option, to the extent that it was vested on the date of termination, within a period of 3 months after the date of termination, so long as it is within the term of the option.

     Restricted Stock. The Compensation Committee may grant to a participant shares of restricted common stock as determined by the Compensation Committee in its sole discretion. Grants of restricted stock may be subject to such restrictions, including for example, continuous employment with the Company for a stated period of time or the attainment of performance goals and objectives, as determined by the Compensation Committee in its sole discretion. The restrictions may vary among awards and participants. If a participant dies or terminates service on account of disability or retires pursuant to our retirement policy, the restricted stock will become fully vested as to a pro rata portion of each award based on the ratio of the number of full months of employment completed at termination of employment from the date of the award to the total number of full months of employment required for each award to become fully vested. The remaining portion of the restricted stock will be forfeited. If a participant terminates service for any other reason, all unvested shares of restricted stock will be forfeited.

     Other Awards. From time to time, in its sole discretion, the Compensation Committee may grant awards under the 2007 EIP in connection with one or more incentive compensation arrangements under which participants may acquire shares of common stock by purchase, grant, or otherwise. All such awards are subject to the terms of the 2007 EIP.

     Nontransferability. Except as may otherwise be provided by the Compensation Committee at the time of grant, options and shares of restricted common stock are not transferable except by will or pursuant to the laws of descent and distribution, or pursuant to a domestic relations order issued pursuant to state domestic relations law.

     Amendment and Termination. The board may alter, suspend or terminate the 2007 EIP at any time and may, from time to time, amend the 2007 EIP in any manner, but may not without stockholder approval adopt any amendment for which stockholder approval is necessary to satisfy any applicable statutory or regulatory requirements. In addition, the board may not modify the 2007 EIP or any outstanding award in manner that would adversely affect the award without the consent of the award holder. Unless terminated sooner, the 2007 EIP will terminate on July 24, 2017.

     Federal Income Tax Consequences. The following is intended as a brief summary of the material United States federal income tax consequences of the 2007 EIP. The tax consequences to a participant will generally depend upon the type of award issued to the participant. In general, if a participant recognizes ordinary income compensation in connection with the grant, vesting or exercise of an award, we will be entitled to a corresponding deduction equal to the amount of income recognized by the participant subject to the limits of Code section 162(m) (see the discussion below). This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign laws.

     Non-Qualified Options. There are no income tax consequences to the participant or to us when a non-qualified option is granted or when it vests, subject to Code section 409A, discussed below. When a non-qualified stock option is exercised, in general, the participant recognizes compensation, subject to wage withholding in the case of an employee, equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Code section 162(m) (discussed below).

     Incentive Options. There are no income tax consequences to the participant or to us when an incentive option is granted. A participant will generally have no taxable income on the exercise of an incentive option, except that the alternative minimum tax may apply. Upon a disposition of shares acquired by exercise of an incentive option before the end of the applicable incentive option holding periods, the participant generally must recognize compensation equal to the lesser of (1) the fair market of the shares at the date of exercise minus the exercise price or (2) the amount realized on the disposition of the shares minus the exercise price. Any additional amount is treated as capital gain. We are generally entitled to a deduction equal to the compensation recognized by the participant, assuming that the compensation satisfies the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Code section 162(m) (discussed below). We are not entitled to a deduction for the amount treated as capital gain. If the participant holds the shares acquired by exercise of an incentive option for the applicable incentive option holding periods, the participant's disposition of shares acquired upon exercise of the incentive option will result in capital gain or loss and we would not be entitled to a deduction of such amount.

     Restricted Stock. Generally, the participant will recognize compensation equal to the fair market value of the stock when the restrictions lapse or the stock is transferable, whichever occurs first. However, the participant may make an election under Code section 83(b) to recognize compensation at the time the restricted stock is granted in an amount equal to the fair market value of the stock on the date of grant. We are entitled to a deduction equal to the amount of compensation recognized by the participant, provided that the income is reasonable compensation and the deduction is not limited by Code section 162(m) (discussed below).

     Other Stock Grants. If the stock is not subject to restrictions or is transferable, the participant will have compensation equal to the fair market value of the stock on the date of grant. We are entitled to a deduction equal to the amount of compensation, provided that the compensation is reasonable compensation and the deduction is not limited by Code section 162(m) (discussed below). If the stock is not transferable or if it is subject to restrictions, then the tax consequences are the same as described under "Restricted Stock" above.

     Code section 409A. Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are currently includible in gross income to the extent they are not subject to a substantial risk of forfeiture and have not been taxed previously unless the plan satisfies both the plan document and operational requirements specified in Section 409A. If the deferred compensation plan fails to satisfy the requirements of Section 409A, all amounts deferred for the year of the failure and all preceding years (to the extent they are not subject to a substantial risk of forfeiture) are included in the gross income of the participant(s) affected by the failure. The amount included in gross income is also subject to an additional tax equal to 20% of that amount and to interest. Incentive options and restricted stock are not subject to Section 409A. We have structured the 2007 EIP and expect to administer the 2007 EIP with the intention that non-qualified options will qualify for an exemption from Section 409A. Certain other awards that may be issued under the 2007 EIP may constitute a "deferral of compensation" subject to the requirements of Section 409A.

     Code section 162(m). Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to our chief executive officer or any one of the four highest paid executive officers who we employed on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by our stockholders, is not subject to this limitation on deductibility. We have structured the 2007 EIP with the intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. However, compensation resulting from restricted stock or other awards granted to officers subject to Section 162(m) will be treated as "performance based compensation" only if we meet a number of requirements. There are no assurances that each grant of restricted stock or other awards will satisfy all of these requirements and, as a result, some of the compensation resulting from grants of restricted stock or other awards may not be fully deductible.

     New Plan Benefits. Because awards under the 2007 EIP will be discretionary, future awards are generally not determinable at this time.

Vote Required

     Approval of the 2007 EIP will require a majority of the votes of the holders of shares present in person or by proxy at the Annual Meeting.

Recommendation of the Board of Directors

     By unanimous vote, the board of directors has recommended that our stockholders vote "FOR" approval of the 2007 EIP.

PROPOSAL 5
RATIFICATION OF INDEPENDENT AUDITORS

     A resolution will be presented at the Annual Meeting to ratify the appointment by the board of directors of the firm of Stark Winter Schenkein & Co., LLP as our independent auditors, to audit our financial statements for the year ending June 30, 2007, and to perform other appropriate accounting services. Inclusion of this proposal in our proxy statement to ratify our independent auditors for the year ending June 30, 2007, is not required, but is being submitted as a matter of good corporate practice.

     Representatives of Stark Winter Schenkein & Co., LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

     None.

Fees Paid to Independent Auditors

     For the fiscal years ended June 30, 2006, and June 30, 2005, Stark Winter Schenkein & Co., LLP, our independent auditors, billed the approximate fees set forth below:

Audit Fees

     Aggregate fees paid to Stark Winter Schenkein & Co., LLP in connection with the audit of our consolidated financial statements as of and for the year ended June 30, 2006, and their reviews of the unaudited condensed consolidated interim financial statements during the year ended June 30, 2006, were $52,930. Aggregate fees paid to Stark Winter Schenkein & Co., LLP in connection with the audit of the consolidated financial statements as of and for the year ended June 30, 2005, and their reviews of the unaudited condensed consolidated interim financial statements during the year ended June 30, 2005, were $77,159.

Tax Fees

     Fees for tax services include tax compliance, tax advice and tax planning including, but not limited to, tax compliance, federal and state tax advice, and assistance with the preparation of tax returns. Fees paid to Stark Winter Schenkein & Co., LLP in connection with tax services totaled $-0- in the fiscal year ended June 30, 2006, and $3,500 in the fiscal year ended June 30, 2005.

All Other Fees

     Stark Winter Schenkein & Co., LLP was engaged to perform services relating to the filing of our Registratation Statement on Form SB-2 with the Securities and Exchange Commission on March 23, 2007, for which it was paid $2,600. All other fees include fees for services not included in audit fees, audit-related fees and tax fees.

Pre-Approval Policies and Procedures

     All audit and audit-related services, tax services and other services were pre-approved by the Audit Committee. The Audit Committee's pre-approval policy provides for pre-approval of all audit, audit-related, tax and all other services provided by Stark Winter Schenkein & Co., LLP. The Audit Committee concluded that such services by Stark Winter Schenkein & Co., LLP were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

Vote Required

     The affirmative vote of the holders of a majority of the votes cast on this proposal is required to approve Proposal 5. Stark Winter Schenkein & Co., LLP has indicated its willingness to serve as the Company’s independent auditors.

Recommendation of the Board of Directors

     The board of directors recommends that stockholders vote FOR Proposal 5. If not otherwise specified, proxies will be voted FOR Proposal 5.

VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of May 29, 2007, we had 70,499,131 shares of common stock outstanding (excluding certain options), which are our only outstanding voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of May 29, 2007, by each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock;

  each of our executive officers;

  each of our current directors; and

  all directors and executive officers as a group.
		Common Stock BeneficiallyOwned
Name and Address Of Beneficial Owner	Title of Class	Number of Shares		Percent of Class(4)
Christian Mustad Bodmenstrasse, Chalet Corcovado 3778 Schoenried Switzerland	Common Stock	5,195,000		7.4%
Lawrence G. Olson 3045 S. 35th Avenue Phoenix, AZ 85009	Common Stock	7,358,700	(1)	10.2%
W. Pierce Carson 33 Camino de Avila Tijeras, NM 87059	Common Stock	12,750,000	(2)	16.2%
John E. Frost 602 Sandy Port Houston, TX 77079	Common Stock	_		_
Officers and Directors As a Group (3 Persons)	Common Stock	20,108,700	(3)	25.1%

(1)	Includes non-plan options to acquire (i) 500,000 shares at an exercise price of US $0.11 per share and (ii) 1,000,000 shares at an exercise price of $0.10 per share.

(2)

Includes options issued under the Company’s stock option plan to acquire 2,000,000 shares at an exercise price of US $0.10 per share. Includes non- plan options to acquire (i) 4,000,000 shares at an exercise price of US $0.11 per share, and (ii) 2,000,000 shares at an exercise price of $0.10 per share.

(3)	Includes options to acquire an aggregate of 9,500,000 shares.

(4)

Applicable percentage of ownership is based on 70,499,131 shares of common stock outstanding as of May 29, 2007, together with securities exercisable or convertible into shares of common stock within 60 days of May 29, 2007, for each stockholder. Beneficial ownership is determined in accordance with the rules of the

Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of May 29, 2007, are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

CORPORATE GOVERNANCE

Board of Directors

     Our Board currently consists of three members. Our directors are elected to serve one-year terms.

Code of Business Conduct

     Our board has adopted a code of business conduct that is applicable to all members of our board, our executive officers and our employees. We have posted our code of business conduct on our website at www.santafegold.us.

     Our board also has adopted a code of ethics for the CEO and senior financial officers, which was filed as an exhibit to our Annual Report on Form 10-KSB for the year ended June 30, 2006.

Independence

     Our board of directors has determined that Mr. Frost, a current director, qualifies as “independent” director under the rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). There are no family relationships among any of our executive officers, directors or nominees for director.

Board Meetings and Committees

     During 2006, our board met four times and took action by unanimous consent twelve times. All of our directors attended at least 75% of the meetings of our board and its assigned committees during 2006. We strongly encourage our directors to attend annual meetings, but we do not have a formal policy regarding attendance.

     Our entire board considers all major decisions concerning our business. Our board has also established committees so that certain matters can be addressed in more depth than may be possible at a full board meeting. Our board’s current standing committees are as follows, with the “X” denoting the members of the committee:

Nominating and
Corporate
	Governance	Audit	Compensation
Name	Committee	Committee	Committee
Employee Directors:
W. Pierce Carson	X(1)
Non-Employee Directors:
Lawrence G. Olson	X	X(1)	X
John E. Frost	X	X	X(1)

___________________
(1) Chairman

     Our board has adopted a charter for each committee. The charters are available on our website at www.santafegold.us. The information contained on our website is not, and should not be considered, a part of this proxy statement. The information below sets out the current members of each of our board committees and summarizes the functions of each of the committees.

Nominating and Corporate Governance Committee

The primary purposes of the committee are:

  identifying individuals qualified to become directors;

  monitoring the implementation of our corporate governance guidelines; and

  overseeing the evaluation of our management and our board.

     The committee currently consists of Messrs. Carson, Olson and Frost, with Mr. Carson serving as chairman. We do not anticipate any significant change in the composition of the committee prior to our next annual meeting of stockholders.

     The committee was constituted in May 2007; and therefore, did not meet during 2006.

     The committee is responsible for identifying individuals qualified to become directors and for evaluating potential or suggested director nominees.

     The committee plans to perform a preliminary evaluation of potential candidates primarily based on the need to fill any vacancies on our board, the need to expand the size of our board and the need to obtain representation in key market areas. Once a potential candidate is identified that fills a specific need, the committee plans to perform a full evaluation of the potential candidate. This evaluation will include reviewing the potential candidate’s background information, relevant experience, willingness to serve, independence and integrity. In connection with this evaluation, the committee may interview the candidate in person or by telephone. After completing its evaluation, the committee will make a recommendation to the full board as to the persons who should be nominated by our board. Our board determines the nominees after considering the recommendations and a report of the committee.

     To date, the committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Audit Committee

The primary purposes of the committee are:

  assisting our board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others;

  overseeing and evaluating our system of internal controls established by management; and

  supervising the audit and financial reporting process (including direct responsibility for the appointment, compensation and oversight of the independent auditors engaged to perform the annual audit and quarterly reviews with respect to our financial statements).

     The committee will also prepare a report each year in conformity with the rules of the SEC for inclusion in our annual proxy statement.

     The committee currently consists of Messrs. Olson and Frost, with Mr. Olson serving as chairman. We do not anticipate any significant change in the composition of the committee prior to our 2007 annual meeting of stockholders. Mr. Frost is “independent” under the NASDAQ listing standards and applicable SEC rules. Mr. Frost may not be an “audit committee financial expert” as defined by the rules promulgated by the SEC. Mr. Olson may not meet prescribed independence standards nor satisfy the criteria for an audit committee financial expert under Item 401(e) of Regulation S-B of the rules of the Securities and Exchange Commission. Each Audit Committee member is able to read and understand fundamental financial statements, including our consolidated balance sheet, consolidated statement of operations and consolidated statement of cash flows.

     Until the appointment of Mr. Frost to the Audit Committee in May 2007, the Audit Committee was comprised solely of Mr. Olson and as such did not hold formal meetings during 2006.

Compensation Committee

The primary purposes of the committee are:

  reviewing and approving annually the corporate goals and objectives relevant to our chief executive officer, other executive officers and our board;

  evaluating the performance of our chief executive officer, other executive officers and our board in light of these goals and objectives; and

  recommending the compensation levels for our chief executive officer, other executive officers and our board.

     The committee also prepares a report each year in conformity with the rules of the SEC for inclusion in our annual proxy statement.

     The committee currently consists of Messrs. Olson and Frost, with Mr. Frost serving as chairman. We do not anticipate any significant change in the composition of the committee prior to our 2007 annual meeting of stockholders. Mr. Frost is “independent” under the NASDAQ listing standards and applicable SEC rules. Mr. Olson may not meet prescribed independence standards

     The committee was constituted in May 2007, and therefore, did not meet during 2006.

     The committee has the sole authority to oversee the administration of compensation programs applicable to our executive officers and directors. Executive compensation will be reviewed at least annually by the committee. Director compensation is reviewed periodically by the committee as its members deem appropriate. The committee may delegate some or all of its authority to subcommittees when it deems appropriate.

Compensation Committee Interlocks and Insider Participation

     None of the members of our Compensation Committee is an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “Soliciting Material,” and shall not be deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filings.

AUDIT COMMITTEE REPORT

     The Audit Committee of the board of directors consists of two non-employee independent directors, Mr. Olson, Chairman, and Mr. Frost. The Audit Committee is a standing committee of the board of directors and operates under a written charter approved by the board of directors in May 2007, which will be reviewed annually.

     Management is responsible for our system of internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

     The Audit Committee has reviewed with our management and the independent auditors, the audited consolidated financial statements in the Annual Report on Form 10-KSB for the year ended June 30, 2006, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees.”

     Our independent auditors also provided to the Audit Committee the written disclosure required by “Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.” The Audit Committee discussed with the independent accountants that firm’s independence. The Audit Committee considered the non-audit services provided by the independent accountants and subsequently concluded that such services were compatible with maintaining the accountants’ independence.

     Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended June 30, 2006, filed with the SEC.

AUDIT COMMITTEE

Lawrence G. Olson, Chairman
John E. Frost

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the amount of compensation we paid to our Principal Executive Officer (PEO) and each of our other executive officers during the past fiscal year. We refer to those four executive officers as the “named executive officers” (NEOs). The amounts shown include the cash and non-cash compensation we paid to each NEO.

     The following table summarizes the total compensation of our Chief Executive Officer and the other most highly compensated executive officers earning in excess of $100,000 for the years ended June 30, 2006, 2005 and 2004:

Summary Compensation Table
					Annual Compensation			Long-Term Compensation
								Restricted		LTIP
							Other Annual	Stock	Options/SARs	payouts	All Other
Name and Title	Year		Salary		Bonus		Compensation	Awarded	(#)	($)	Compensation
Lawrence G. Olson Chairman	2006 2005 2004	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	0 1,000,000 2,500,000	0 0 0	0 0 0
W. Pierce Carson President & CEO	2006 2005 2004	$ $ $	188,002 182,430 162,500	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	0 2,000,000 6,000,000	0 0 0	0 0 0
Ryan A. Modesto V.P. of Finance (until Jan 31, 2004)	2006 2005 2004	$ $ $	0 0 75,500	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	0 0 1,000,000*	0 0 0	0 0 0
Gary L. Simmerman V.P. of Operations (until Jan 31, 2004)	2006 2005 2004	$ $ $	0 0 97,710	$ $ $	0 0 0	$ $ $	0 0 0	0 0 0	0 0 1,000,000*	0 0 0	0 0 0

*Cancelled unexercised following resignations of officers in January 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

			Number of Securities Underlying		Value of Unexercised In-The-Money
			Unexercised Options at FY-End		Options at FY-End ($)(*)
	Shares Acquired
Name	on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Lawrence G. Olson	--	--	3,500,000	0	$3,660,000	0
W. Pierce Carson	--	--	8,000,000	0	$8,360,000	0

(*) Based on the closing price of $1.15 of Company’s common stock as quoted on the “Pink Sheets” on June 30, 2006.

Compensation of Directors

     During 2006, our policy was to pay our outside, non-officer directors a fee of $1,500 per month. Due to financial constraints, no such fees have been paid or accrued since August 2002. We also reimburse our directors for reasonable expenses incurred in attending meetings of the board of directors. During fiscal years 2006 and 2005, non-officer directors received no consulting fees separate and distinct from directors’ fees as a result of actual services rendered above and beyond those typical of a non-officer director. It is our policy to grant to directors upon their initial election, options to purchase 100,000 shares of our common stock at an exercise price equal to the fair market value of the stock on the date of grant.

     Effective May 2007, the Company adopted a new policy for compensation of non-employee independent directors. Each of our non-employee independent directors receives a $2,000 quarterly retainer, plus $1,000 for each full-day board meeting, and $500 for each telephonic meeting, committee meeting or less than full day meeting attended. In addition, upon first being appointed or elected to the board, each independent director receives a grant of options to purchase 100,000 shares of common stock which vest twelve months after the date of grant, and on January 1 of each year, each independent director receives a grant of options to purchase 75,000 shares of common stock which vest six months after the date of grant. All options granted to non-employee independent directors, unless earlier terminated, or exercised, expire five years after the grant date. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at board meetings and committee meetings.

     There were no other arrangements pursuant to which any director was compensated during the fiscal year ended June 30, 2006.

Employment Agreements

     On October 7, 2003, we entered into employment and change of control agreements with our President and Chief Executive Officer. The employment agreement describes, among other things, the officer’s duties, compensation levels and benefits. The agreement provides for annual salary of $180,000 adjusted by the CPI. The term of the agreement is from October 16, 2003, through and including October 15, 2006, and then automatically extends through October 15, 2008, and thereafter on a yearly basis unless terminated on 90 days prior notice. The change of control agreement provides that if there is a change of control of the Company and the officer leaves the employment of the Company, for reason other than discharge for cause, death, or disability within six months after such change of control, the officer shall receive a lump sum cash payment of 299% of the base amount as defined in IRC Section 280G (b) (3), subject to certain limitations of the Internal Revenue Code. In addition, the officer will continue to be covered by our medical, health, life and dental plans for 24 months after such cessation of employment.

     In December 1999, we entered into a change of control agreement with our Chairman. The agreement provides for a lump sum cash payment in the amount not to exceed $100,000 in the event of change in control of the Company and resignation from the Board.

     On May 2, 2006, we entered into an employment agreement with the son of our President and Chief Executive Officer at a salary of $5,000 per month and a monthly per diem of $1,000. In connection with the employment agreement, we granted 50,000 options under our Stock Option Plan at an exercise price of $1.24 per share, the closing price on May 2, 2006.

1989 Stock Option Plan

     We have a Stock Option Plan (the “1989 Plan”) effective July 24, 1989, as amended, for the granting of options to purchase common stock. The 1989 Plan terminated on April 30, 2007. Although, due to its termination on April 30, 2007, we cannot make any further grants under the 1989 Stock Option Plan, options granted and outstanding under the 1989 Stock Option Plan will remain outstanding until they are exercised or expire by their terms. Under the 1989 Plan, the Board of Directors may grant options to key personnel and others as it deems appropriate provided the number of options does not exceed 5,950,424. As of March 31, 2007, there were 2,050,000 options outstanding under the 1989 Plan. There are no vesting requirements under the Plan. The options are exercisable over a maximum term of five years.

     The following table contains information regarding our 1989 Stock Option Plan, as of March 31, 2007:

	Number of securities	Weighted average	Number of securities
exercise
	to be issued upon	price of outstanding	remaining available for
options
Plan Category	outstanding options	US$	1989 Stock Option Plan

Equity compensation plan approved by security holders	2,050,000	$0.13	82,924

Compensation Committee Interlocks and Insider Participation

     On June 15, 2006, the Company established a Compensation Committee. Previously, we had not had a compensation committee since September 2003, when former directors who constituted the Compensation Committee resigned. Currently the Compensation Committee is comprised of Mr. Olson, who may not meet prescribed independence standards, and Mr. Frost, who meets prescribed independence standards.

     We have no other employment or similar contracts as of the date of this proxy statement.

Perquisites

     None of our NEOs received perquisites having an aggregate value of $10,000 or more in 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Several of our stockholders or former stockholders and executive officers, have been involved in our financings, refinancings, have purchased our debt and equity securities and were involved in our equity recapitalization. Below, we have summarized related party transactions involving these investors:

     In October 2003, prior to his becoming an officer and director of the Company, we entered into a confidential property identification agreement with W. Pierce Carson, our current President and Chief Executive Officer. Under terms of the agreement, Mr. Carson, on the basis of his prior knowledge, provided a list of 24 specific mineral properties with potential for exploration and development that might represent attractive acquisition opportunities for us. We agreed to pay compensation to Mr. Carson in the form of a royalty of 1.0% of the value of future production, if any, derived from identified properties that we acquire. In the event an identified property is acquired and subsequently sold, we agreed to pay Mr. Carson an amount equal to 10.0% of the value of the sale. The Ortiz gold property acquired in August 2004 and the Summit silver-gold property acquired in May 2006 are two of the 24 properties identified and are subject to the property identification agreement (See Notes 1 and 13 to the Consolidated Financial Statements reported in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006).

     On August 12, 2003, we assigned, for the sum of $5,000, our right, title and interest in and to our lease with New Planet Copper Mining Company to Metallica Ventures, LLC, a corporation controlled by Mr. Carson, who at the time of the assignment was a consultant to us. We retained an option to purchase 25% of the New Planet lease for an amount equal to 25% of the expenditures on the property from the date of assignment through the date of the exercise of the option. On September 22, 2005, Metallica Ventures LLC reassigned to us, for consideration of $10,000 and the issue of 2,000,000 unregistered shares of our common stock, its right, title and interest in and to the lease with New Planet Copper Mining Company.

     On September 15, 2005, we entered into a consulting agreement with an attorney who is the son of our President and Chief Executive Officer. Terms of the contract provided for compensation of $4,000 per month and payment of certain expenses for an initial three-month period. On November 28, 2005, the contract was extended for a six-month period, after which the contract extended on a month-to-month basis until terminated by either party. We issued a bonus of 50,000 unregistered shares of common stock in consideration for the contract extension. On May 2, 2006, the individual was offered and accepted employment at a salary of $5,000 per month and a monthly per-diem allowance of $1,000. In connection with employment, we granted 50,000 options under our Stock Option Plan at an exercise price of $1.24 per share, which was the closing price on May 2, 2006. On April 25, 2007, we granted the individual 50,000 options at an exercise price of $0.74 per share, which was the closing price on April 25, 2007.

     In March 2001, Lawrence G. Olson, our current Chairman and former President and CEO, jointly with his wife, made an unsecured loan to us in the amount of $800,000 at an interest rate equal to the prime rate of interest as reported by Imperial Bank plus one percentage point. In connection with the loan, Mr. Olson received 5-year warrants to purchase 300,000 shares of common stock at an exercise price of $0.70 per share. In October 2001, we restructured the $800,000 loan agreement with Mr. Olson and the interest rate payable on the loan was adjusted to 12% annually. In June 2002, the loan was extended an additional year and we entered into a security agreement with Mr. Olson, whereby our assets secured the loan. The note became payable in March 2004 after which time it was in default. On March 15, 2006, Mr. Olson exercised warrants to purchase 300,000 shares of common stock at $0.70 per share in exchange for a reduction of accrued interest and principal on the note payable to him, aggregating $210,000. Mr. Olson agreed to reduce the principal by $50,000 and to extend the $750,000 note payable for a period of 18 months, until September 15, 2007.

     On November 15, 2006, Mr. Olson exercised stock options to purchase 1,000,000 shares of common stock at $0.10 per share and 1,000,000 shares of common stock at $0.11 per share, in exchange for payment of accrued interest owed and reduction of principal on the note payable, aggregating $210,000. In addition, Mr. Olson agreed to contribute to capital the remaining unpaid principal on the note of $600,000. In connection with the contribution to capital, we granted a 25% net proceeds royalty in the Black Canyon mica claims, toward an end settlement of $600,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners have been complied with for the fiscal year ended June 30, 2006.

HOUSEHOLDING

     As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to Azco Mining, Inc., 1128 Pennsylvania NE, Suite 200, Albuquerque, New Mexico 87110. Attention: Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to include proposals in the proxy material in relation to the annual meeting in 2008 must submit the proposals in writing so as to be received by the Secretary at our executive offices, no later than the close of business on March 18, 2008. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals and the provisions of our Restated Certificate of Incorporation. If we are not notified of intent to present a proposal at our next annual meeting by May 3, 2008, we will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER BUSINESS

     We do not anticipate that any other matters will be brought before the Annual Meeting. However, if any additional matters shall properly come before the meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

BY THE BOARD OF DIRECTORS

/s / W. Pierce Carson

W. Pierce Carson
President & Secretary

Albuquerque, New Mexico
June 18, 2007

Appendix A

AZCO MINING, INC.

2007 EQUITY INCENTIVE PLAN

Effective Date: July 25, 2007

Approved by the Board of Directors on May 21, 2007

AZCO MINING, INC.
2007 EQUITY INCENTIVE PLAN

ARTICLE 1.
INTRODUCTION

     1.1 Establishment. Azco Mining, Inc. adopts this 2007 Equity Incentive Plan (the "Plan") effective as of the Effective Date. The Plan is established for certain key employees of the Company, certain consultants and advisors to the Company, and certain non-employee directors of the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, restricted stock awards, and other stock grants to certain key employees of the Company, to certain consultants to the Company, and certain non-employee directors of the Company.

     1.2 Purposes. The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's stockholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees, consultants, advisors and non-employee directors.

ARTICLE 2.
DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

     (a) "Affiliated Corporation" means any corporation or other entity that is affiliated with Azco Mining, Inc. through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board; provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of Azco Mining, Inc. as defined in Section 424 of the Code.

     (b) "Award" means an Option, a Restricted Stock Award, grants of Stock pursuant to ARTICLE 9, or other issuances of Stock hereunder.

     (c) "Award Agreement" shall mean an Option Agreement, Restricted Stock Agreement or a written agreement evidencing any other Award under this Plan.

     (d) "Board" means the Board of Directors of Azco Mining, Inc.

     (e) "Change in Control" shall mean the following:

     (i) Merger; Reorganization. Any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the voting power of the surviving or successor entity immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company's voting power is transferred, excluding (A) any consolidation or merger effected exclusively to change the domicile of the Company and (B) any transaction or series of transactions principally for bona fide equity financing purposes (including, but not limited to, the sale of securities pursuant to an effective registration statement filed with the Securities and Exchange Commission) in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or

     (ii) Other Transactions. A sale, lease or other disposition of all or substantially all of the assets of the Company; or

     (iii) Change in Board Membership. If during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

      (f) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (g) "Committee" means the Compensation Committee of the Board, the composition and governance of which is established in the Committee's charter as approved from time to time by the Board and subject to other corporate governance documents of Azco. If applicable, the Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Exchange Act. The full Board may perform any function of the Committee under this Plan subject to applicable requirements of the NASDAQ rules and Code Section 162(m), in which case the term "Committee" shall refer to the Board.

     (h) "Company" means Azco Mining, Inc. and the Affiliated Corporations.

     (i) "Disabled" or "Disability" shall have the meaning given to those terms in Section 22(e)(3) of the Code.

     (j) "Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) that is made pursuant to a state domestic relations law and that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant.

     (k) "Effective Date" means the original effective date of the Plan, July 25, 2007.

     (l) "Eligible Consultants" means those consultants and advisors to the Company who are determined by the Committee to be individuals whose services are important to the Company and who are eligible to receive Awards, other than Incentive Options, under the Plan.

     (m) "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee. The term "Eligible Employee" shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) who has not been classified as a common law employee even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding.

     (n) "Eligible Non-Employee Director" shall mean any person serving on the Board who is not on the date of an Award and has not been an employee of the Company at anytime during the twelve (12) month period immediately preceding the date of the Award.

     (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

     (p) "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which the Stock is then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price for the Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee using a reasonable application of a reasonable valuation method that satisfies the requirements of Code section 409A or, in the case of an Incentive Option, Code section 422.

     (q) "Forfeiture Restrictions" shall have the meaning given to that term in Section 8.2 hereof.

     (r) "Incentive Option" means an Option designated as such and granted in accordance with Section 422 of the Code.

     (s) "Non-Qualified Option" means any Option other than an Incentive Option.

     (t) "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

     (u) "Option Agreement" shall have the meaning given to that term in Section 7.2 hereof.

     (v) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

     (w) "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

     (x) "Option Price" shall have the meaning given to that term in Section 7.2(b) hereof.

     (y) "Participant" means an Eligible Employee, Eligible Consultant, or Eligible Non-Employee Director designated by the Committee from time to time during the term of the Plan to receive one or more of the Awards provided under the Plan.

     (z) "Restricted Stock Agreement" shall have the meaning given to that term in Section 8.1 hereof.

     (aa) "Restricted Stock Award" means an award of Stock granted to a Participant pursuant to ARTICLE 8 that is subject to certain restrictions imposed in accordance with the provisions of such Section.

     (bb) "Section 16" shall have the meaning given to that term in Section 13.2(c) hereof.

     (cc) "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

     (dd) "Service" shall mean the provision of services to the Company by a person in the capacity of an Employee, a non-employee member of the Board, or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     (ee) "Share" means one whole share of Stock.

     (ff) "Azco" means Azco Mining, Inc.

     (gg) "Stock" means the $0.002 value common stock of Azco.

     (hh) "Tax Date" shall have the meaning given to that term in Section 13.2 hereof.

     2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE 3.
PLAN ADMINISTRATION

     3.1 General. The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees, Eligible Consultants and Eligible Non-Employee Directors, determine the Awards to be made pursuant to the Plan, or shares of Stock to be issued thereunder and the time at which such Awards are to be made, fix the Option Price, period and manner in which an Option becomes exercisable, establish the duration and nature of Restricted Stock Award restrictions, establish the terms and conditions applicable to, and establish such other terms and requirements of the various compensation incentives under the Plan as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants and Eligible Non-Employee

Directors shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

     3.2 Delegation by Committee. The Committee may, from time to time, delegate, to specified officers of the Company, the power and authority to grant Awards under the Plan to specified groups of Eligible Employees, Eligible Consultants and Eligible Non-Employee Directors, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Award, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. However, any delegation (a) shall not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company, (b) will not cause Awards intended to qualify as "performance-based" compensation under Code Section 162(m) to fail to so qualify, (c) will not result in a related-person transaction with an executive officer required to be disclosed under Item 404(a) of Regulation S-K (in accordance with Instruction 5.a.ii thereunder) under the Exchange Act and (d) is permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law.

     3.3 Contractual Limitations. The Committee shall in exercising its discretion under the Plan comply with all contractual obligations of the Company in effect from time to time, whether contained in the Company's Certificate of Incorporation, bylaws, or other binding contract.

ARTICLE 4.
STOCK SUBJECT TO THE PLAN

     4.1 Number of Shares. The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 8,000,000 Shares. Upon exercise of an option, the Shares issued upon exercise of such option shall no longer be considered to be subject to an outstanding Award or option for purposes of the immediately preceding sentence. Notwithstanding anything to the contrary contained herein, no Award granted hereunder shall become void or otherwise be adversely affected solely because of a change in the number of Shares of the Company that are issued and outstanding from time to time, provided that changes to the issued and outstanding Shares may result in adjustments to outstanding Awards in accordance with the provisions of this ARTICLE 4. The maximum number of Shares that may be issued under Incentive Options is 8,000,000 Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. The maximum numbers may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

     4.2 Limit on Options. The maximum number of Shares with respect to which a Participant may receive Options under the Plan during any calendar year is 1,000,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the stockholders of the Company if, in the opinion of counsel for the Company, stockholder approval is required. Stockholder approval shall not be required for increases solely pursuant to Section 4.4 below.

     4.3 Other Shares of Stock. Shares that are subject to an Option that expires or for any reason is terminated unexercised, any Shares that are subject to an Award (other than an Option) and that are forfeited, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option shall automatically become available for use under the Plan.

     4.4 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, exercise price, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and non-assessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan, (ii) the Shares then included in each outstanding Award granted hereunder, (iii) the maximum number of Shares available for grant to any one person pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

     4.5 Other Distributions and Changes in the Stock. If:

(a) The Company shall at any time distribute with respect to the Stock assets or securities of persons other than the Company (excluding (i) cash or (ii) distributions referred to in Section 4.4), or

(b) The Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company, or

(c) There shall be any other change (except as described in Section 4.4) in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that the event described in subsection (a), (b) or (c) above equitably requires an adjustment in the number or kind of Shares subject to an Option or other Award, an adjustment in the Option Price, or the taking of any other action by the Committee, including without limitation, the setting aside of any property for delivery to the Participant upon the exercise of an Option or the full vesting of an Award, then such adjustments shall be made, or other action shall be taken, by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option or Award that involves the particular type of stock for which a change was effected. All adjustments to Options under this Section 4.5 shall be made in conformity with Code Sections 409A and 424 and the regulations and other guidance promulgated under such Code sections. Notwithstanding the foregoing provisions of this Section 4.5, pursuant to Section 8.3 below, a Participant holding Stock received as a Restricted Stock Award shall have the right to receive all amounts, including cash and property of any kind, distributed with respect to the Stock after such Restricted Stock Award was granted.

     4.6 General Adjustment Rules. No adjustment or substitution provided for in this ARTICLE 4 shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option and other Award shall be limited by deleting any fractional Share. In the case of any substitution or adjustment with regards to an Option, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed, and appropriate adjustments shall be made to other Awards to reflect any such substitution or adjustment.

     4.7 Determination by the Committee, Etc. Adjustments under this ARTICLE 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE 5.
CORPORATE REORGANIZATION; CHANGE IN CONTROL

     5.1 General Provisions. Unless explicitly provided otherwise in an Award Agreement:

(a) The Shares subject to each Option outstanding under the Plan at the time of a Change in Control shall automatically vest in full so that each such Option shall, immediately prior to the Change in Control, become exercisable for all of the Shares at the time subject to that Option and may be exercised for any or all of those Shares as fully-vested Shares of Stock.

(b) All outstanding Forfeiture Restrictions with respect to Restricted Stock Awards shall also automatically terminate, and the Shares of Stock subject to those terminated Forfeiture Restrictions shall immediately vest in full, immediately prior to the Change in Control.

(c) Immediately following the consummation of the Change in Control, all outstanding Options shall terminate and cease to be outstanding.

     5.2 Company Actions. The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE 6.
PARTICIPATION

     Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-employee consultants to the Company who are performing services important to the operation and growth of the Company. All Eligible Non-Employee Directors selected by the Board may participate in the Plan. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee and receipt of one such Award shall not result in automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE 7.
OPTIONS

     7.1 Grant of Options. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that only Non-Qualified Options may be granted to Eligible Consultants and Eligible Non-Employee Directors. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

      7.2 Stock Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted (the "Option Holder") and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

(a) Number of Shares. Each Option Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

(b) Price. The price at which each Share covered by an Option may be purchased (the "Option Price") shall be determined in each case by the Committee and set forth in the

Option Agreement, but in no event shall the price be less than 100 percent of the Fair Market Value of one Share of Stock on the date the Option is granted.

(c) Duration of Options; Vesting. Each Option Agreement shall state the Option Period applicable to the Option, which must end, in all cases, not more than ten years from the date the Option is granted. Each Option Holder shall become vested in the Shares underlying the Option in such installments and over such period or periods of time, if any, or upon such events, as are determined by the Committee in its discretion and set forth in the Option Agreement.

(d) Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's Service. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's Service. If the Committee does not otherwise specify, the following shall apply:

(i) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of Service on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares that had become vested on or before the date of the Option Holder's termination of Service because of Disability.

(ii) If the Option Holder dies during the Option Period while still in Service of the Company or within the one-year period referred to in (i) above or the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares that had become vested on or before the date of the Option Holder's death.

(iii) If the Service of the Option Holder is terminated by either the Company or the Option Holder within the Option Period for any reason other than Disability or death, the Option may be exercised by the Option Holder within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares that had become vested on or before the date of termination of Service.

(e) No Employment Right. Nothing in this paragraph shall limit or impair the Company's right to terminate the employment of any employee or to terminate the consulting services of any consultant.

(f) Exercise, Payments, Etc.

(i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. The Option shall be exercised when the Option Price for the number of Shares as to which the Option is exercised is paid to the Company in full. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all Shares evidenced by an Option Agreement are exercised, the Company shall deliver a new Option Agreement evidencing the Option on the remaining Shares upon delivery of the Option Agreement for the Option being exercised.

(ii) The exercise price shall be paid by any of the following methods, or any combination of the following methods, at the election of the Option Holder, or by any other method approved by the Committee:

(1) in cash or by wire transfer of immediately available funds;

(2) by certified check, cashier's check, or other check acceptable to the Company, payable to the order of the Company;

(3) if expressly permitted by a resolution of the Committee applicable to the Option at the time of exercise (whether such resolution is applicable solely to the Option being exercised or is generally applicable to some or all Options outstanding under the Plan), by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Shares purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Shares, unless such Shares have been held by the Option Holder for more than six (6) months (or such other period of time as the Committee determines is necessary to avoid adverse financial accounting treatment to the Company); for purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Shares used as payment of the Option Price; or

(4) by delivery to the Company of irrevocable instructions directing the Company to withhold from the purchased Shares a number of Shares having a Fair Market Value as of the exercise date equal to the aggregate Option Price of the purchased Shares.

(g) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(h) Withholding.

(i) Non-Qualified Options. Upon exercise of an Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws, including payment of such taxes through delivery of Shares of Stock or by withholding Shares to be issued under the Option, as provided in ARTICLE 13.

(ii) Incentive Options. If an Option Holder makes a disposition (as defined in Section 424(c) of the Code) of any Shares acquired pursuant to the exercise of an Incentive Option prior to the expiration of two years from the date on which the Incentive Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Option Holder shall send written notice to the Company at the Company's principal place of business of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Option Holder shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

     7.3 Restrictions on Incentive Options.

(a) $100,000 Per Year Limitation. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Option and Incentive Options shall be taken into account in the order granted. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the above limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Option shall thereafter be exercisable as a Non-Qualified Option.

(b) Ten Percent Stockholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Option and the Option Period for any such Option shall not exceed five years.

     7.4 Transferability.

(a) General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except (i) by will or pursuant to the laws of descent and distribution or (ii) to the Option Holder's former spouse, to the extent such assignment is pursuant to a Domestic Relations Order (provided that if the Option being assigned pursuant to a Domestic Relations Order is an Incentive Option, such Incentive Option shall cease being an Incentive Option, and shall automatically convert to a Non-Qualified Option, upon such assignment). Except as otherwise provided by the terms of a Domestic Relations Order, an Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

(b) No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above. In the event the Option is assigned or transferred in any manner contrary to terms of this Plan, then all Options transferred or assigned shall immediately terminate.

     7.5 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in ARTICLE 4.

ARTICLE 8.
RESTRICTED STOCK AWARDS

     8.1 Grant of Restricted Stock Awards. Coincident with or following designation for participation in the Plan, the Committee may grant a Participant one or more Restricted Stock Awards consisting of Shares of Stock. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee. Each Restricted Stock Award granted under the Plan shall be evidenced by a written restricted stock agreement (a "Restricted Stock Agreement"). The Restricted Stock Agreement shall incorporate and conform to the conditions set forth in this ARTICLE 8 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

     8.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to him or her under Section 8.1 shall be subject to such restrictions, including, but not limited to, his or her continuous Service for the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award (the restrictions established by the Committee under this Section shall be known as the "Forfeiture Restrictions"). The Committee may in its sole discretion provide for different Forfeiture Restrictions with respect to different Participants, to different Restricted Stock Awards, or to separate, designated portions of the Shares constituting a Restricted Stock Award. In the event of the death or Disability of a Participant (except as otherwise provided in the Restricted Stock Agreement), or the retirement of a Participant in accordance with the Company's established retirement policy, all Forfeiture Restrictions then held by him or her shall lapse with respect to a pro rata part of each such Award based on the ratio between the number of full months of Service completed at the time of termination of Service from the grant of each Award to the total number of months of Service required for such Award to be fully nonforfeitable, and such portion of each such Award shall become fully nonforfeitable. The remaining portion of each such Award shall be forfeited and shall be immediately returned to the Company. If a Participant's Service terminates for any other reason, any Shares as to which the Forfeiture Restrictions have not been satisfied (or waived or accelerated as provided herein) shall be forfeited, and all Shares related thereto shall be immediately returned to the Company.

     8.3 Privileges of a Stockholder, Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock (in accordance with its terms) received by him as a Restricted Stock Award under this ARTICLE 8; provided, however, that the Participant's right to sell, encumber, or otherwise transfer such Stock shall be subject to the limitations of Sections 10.2 and 13.2 and ARTICLE 11.

     8.4 Enforcement of Restrictions. The Committee shall cause a legend to be placed on the Stock certificates issued pursuant to each Restricted Stock Award referring to the restrictions provided by Sections 8.2 and 8.3 and, in addition, may in its sole discretion require one or more of the following methods of enforcing the restrictions referred to in Sections 8.2 and 8.3:

(a) Requiring the Participant to keep the Stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect; or

(b) Requiring that the Stock certificates, duly endorsed, be held in the custody of a third-party while the restrictions remain in effect.

ARTICLE 9.
OTHER GRANTS

     From time to time during the duration of this Plan, the Board may, in its sole discretion, adopt one or more incentive compensation arrangements for Participants pursuant to which the Participants may acquire Shares, whether by purchase, outright grant, or otherwise. Any arrangement shall be subject to the general provisions of this Plan and all Shares issued pursuant to such arrangements shall be issued under this Plan.

ARTICLE 10.
RIGHTS OF PARTICIPANTS

     10.1 Service. Nothing contained in the Plan or in any Option, or other Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at that time.

     10.2 Nontransferability of Awards. Except as provided otherwise at the time of grant or thereafter, or except as otherwise provided in a Domestic Relations Order, no right or interest of any Participant in a Restricted Stock Award (prior to the completion of the restriction period applicable thereto), or other Award (excluding Options) granted pursuant to the Plan, shall be assignable or transferable during the lifetime of the Participant, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of a Participant's death, a Participant's rights and interests in Options, Restricted Stock Awards, and other Awards, shall, to the extent provided in ARTICLE 7, ARTICLE 8, and ARTICLE 9 be transferable by will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options may be made by, the Participant's legal representatives, heirs or legatees. However, a Participant's rights and interests in Options, Restricted Stock Awards, and other Awards shall be transferable to an Option Holder's former spouse, to the extent such assignment is pursuant to a Domestic Relations Order (provided that if the Option being assigned pursuant to a Domestic Relations Order is an Incentive Option, such Incentive Option shall cease being an Incentive Option, and shall automatically convert to a Non-Qualified Option, upon such assignment). If in the opinion of the Committee a person entitled to payments or to exercise rights with respect to the Plan is disabled from caring for his affairs because of mental condition, physical condition or age, payment due such person may be made to, and such rights shall be exercised by, such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

     10.3 No Plan Funding. Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE 11.
GENERAL RESTRICTIONS

     11.1 Investment Representations. The Company may require any person to whom an Option, Restricted Stock Award, or other Award, is granted, as a condition of exercising such Option, receiving such Restricted Stock Award, or such other Award to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

     11.2 Compliance with Securities Laws. Each Option, Restricted Stock Award grant, or other Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option, Restricted Stock Award, or other Award grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Restricted Stock Award or other Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     11.3 Changes in Accounting Rules. Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options, Restricted Stock Awards, or other Awards shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options, outstanding Restricted Stock Awards, and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

ARTICLE 12.
PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders, if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the

Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Options, Restricted Stock Awards, or other Award theretofore granted under the Plan, without the consent of the Participant holding such Options, Restricted Stock Awards, or other Awards.

ARTICLE 13.
WITHHOLDING

     13.1 Withholding Requirement. The Company's obligations to deliver shares of Stock upon the exercise of any Option, the vesting of any Restricted Stock Award, or the grant of Stock shall be subject to the Participant's satisfaction of all applicable federal, state, local and foreign income and other tax withholding requirements.

     13.2 Withholding With Stock. At the time the Committee grants an Option, Restricted Stock Award, other Award, or Stock or at any time thereafter, it may, in its sole discretion, grant the Participant an election to pay all such amounts of tax withholding, or any part thereof, by electing (a) to have the Company withhold from shares otherwise issuable to the Participant, shares of Stock having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant; provided however, that the amount of Stock so withheld shall not exceed the minimum amount required to be withheld under the method of withholding that results in the smallest amount of withholding, or (b) to transfer to the Company a number of shares of Stock that were acquired by the Participant more than six months prior to the transfer to the Company (or such other period of time as the Committee determines is necessary to avoid adverse financial accounting treatment) and that have a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of shares of Stock to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have shares of Stock withheld for this purpose will be subject to the following restrictions:

(a) All elections must be made prior to the Tax Date.

(b) All elections shall be irrevocable.

(c) If the Participant is an officer or director of the Company within the meaning of, and subject to, Section 16 of the Exchange Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable Rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

ARTICLE 14.
REQUIREMENTS OF LAW

     14.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

     14.2 Federal Securities Law Requirements. If a Participant is an officer or director of the Company within the meaning of, and subject to, Section 16, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Award for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Award or other document evidencing or accompanying the Award.

     14.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTICLE 15.
DURATION OF THE PLAN

     Unless sooner terminated by the Board, the Plan shall terminate at the close of business on the day immediately preceding the tenth anniversary of the Effective Date and no Option, Restricted Stock Award, other Award or Stock shall be granted, or offer to purchase Stock made, after such termination. Options, Restricted Stock Awards, and other Awards outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

Dated as of the Effective Date:

AZCO MINING, INC., a Delaware corporation

By:	/s/ W. Pierce Carson
W. Pierce Carson, President

PROXY SOLICITED BY THE AZCO MINING, INC.'S BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS OF AZCO MINING, INC.

     The undersigned hereby (a) acknowledges receipt of Notice of Annual Meeting of Stockholders to be held at the Albuquerque Marriott Hotel, 2101 Louisiana Blvd., Albuquerque, New Mexico 87110, on July 24, 2007, at 10:00 a.m., Mountain Time and the Proxy Statement in connection therewith, each dated June 18, 2007, (b) appoints each of W. Pierce Carson and Lawrence G. Olson the proxy and attorney-in-fact (the “Proxies”) for the undersigned, with full power of substitution, (c) authorizes the Proxies to represent and vote on behalf of the undersigned, as designated below, at the Annual Meeting of Shareholders and at any adjournments or postponements thereof, all shares of the Common Stock, $.002 par value, of Azco Mining, Inc. (the "Company") standing in the name of the undersigned or which the undersigned may be entitled to vote and (d) revokes any proxies heretofore given.

1.	ELECTION OF DIRECTORS -- Nominees: Lawrence G. Olson, W. Pierce Carson and John E. Frost.

	For All	[ ]
	Withhold All	[ ]
	For All Except	[ ]

(Except Nominee(s) written above)

2.	AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION -- Approval of the amendment to the Company’s Certificate of Incorporation which changes the Company’s name to “Santa Fe Gold Corporation”.

	For	[ ]
	Against	[ ]
	Abstain	[ ]

3.

AMENDMENT TO COMPANY’S CERTIFICATE OF INCORPORATION -- Approval of the amendment to the Company’s Certificate of Incorporation which increases the authorized Common Stock from 100,000,000 to 200,000,000 shares.

	For	[ ]
	Against	[ ]
	Abstain	[ ]

4.	2007 EQUITY INCENTIVE PLAN -- Approval of the Company’s 2007 Equity Incentive Plan.

	For	[ ]
	Against	[ ]
	Abstain	[ ]

5.

RATIFICATION OF INDEPENDENT AUDITORS -- Approval of the proposal to ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company’s independent auditors for the fiscal year ending June 30, 2007.

	For	[ ]
	Against	[ ]
	Abstain	[ ]

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(please sign and date this card on the reverse side)

This proxy when properly executed will be voted as specified. If no specification is indicated this proxy will be voted FOR the adoption and approval of Proposals 1, 2, 3, 4 and 5, and on any other business, in the disposition of the Proxies.

Dated: _______________, 2007

Signature(s): ___________________________________________

IMPORTANT. Please date and sign exactly as the name appears below.

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY
USING THE ENCLOSED POSTAGE-PAID ENVELOPE.